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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 21, 1995


                                 GTI CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        1-4289                                           05-0278990
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(Commission File Number)                       (IRS Employer Identification No.)


      9171 Towne Centre Drive, Suite 460, San Diego, California     92122
    -----------------------------------------------------------------------
                (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (619) 546-0531
                                                           ---------------


This report contains a total of 6 pages of which this page is number 1.
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ITEM 2.           AQUISITION OR DISPOSITION OF ASSETS.

                  In May of 1995, the board of directors of GTI Corporation, a Delaware corporation (the "Company"), adopted a formal plan to sell its non-core business units as part of the Company's strategic focus on the networking and network access markets. At that time, the Company's non-core business units consisted of its electronic components and equipment segment and its distribution products segment.

                  Historically, these two business units have been reported as separate business segments. The two segments each have separate and identifiable assets, results of operations, and activities that are clearly distinguishable from each other as well as from the Company's other assets and operations. In connection with its decision to sell its non-core business units, the Company began accounting for the electronic components and equipment segment and distribution products segment as discontinued operations in accordance with Accounting Principles Board Opinion No. 30.

                  As reported in the Company's previously filed form 10-Q for the quarterly period ended September 30, 1995, during September and October the Company entered into separate letters of intent to sell the assets of the electronic components and equipment segment and the stock of the distribution products segment.

                  The Company; Component Intertechnologies, Inc., a Delaware corporation, (the "Buyer"); and the Buyer's wholly owned subsidiary, Component-Ireland Holding Corporation, a Delaware corporation (the "Buyer's Subsidiary"), entered into an asset purchase agreement dated as of December 16, 1995 (the "Agreement"). Pursuant to the Agreement, on December 21, 1995, the Company sold substantially all of the assets of its electronic components segment and certain related assets (together the "Division") as a going concern to the Buyer and to the Buyer's Subsidiary in exchange for $12,500,000 (subject to certain adjustments) and the assumption of certain liabilities. The Company determined the amount of consideration for which it was willing to sell the Division based on an initial estimation by management of the value of the Division and on the response of various potential purchasers to the estimated asking price. The Buyer is unrelated to the Company, its affiliates, directors, officers, and associates of its directors and officers.

                  BUSINESS OF THE DIVISION.

                  The Division develops, manufactures, markets, and sells glass components, welded leads, glass-to-metal seals, welded resistor elements, pins, and pinned arrays for the glass diode, resistor, automotive, and component packaging markets and application-specific printed circuit boards for automotive and electrical lighting manufacturers. The Division includes manufacturing facilities in Hadley, Pennsylvania and Hartselle, Alabama and 24,999 shares of GTI-Ireland Limited which operates the Division's manufacturing facility in Abbeyfeale, Republic of Ireland.


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            TERMS OF THE DISPOSITION

            The Buyer paid for the Division with cash in the amount of $11,750,000, a $250,000 payment to an escrow account (subject to the terms of an escrow agreement), and a promissory note in the principal amount of $500,000 maturing in three years at the latest and bearing interest at the rate of 8% per annum.

            In the Agreement, the Company undertook not to compete with the Buyer in the businesses of the Division in the places where the Division does business or has been doing business in the past five years. The Company also indemnified the Buyer for losses arising out of any breaches of the Agreement or certain related documents. Under certain circumstances, the Buyer has recourse against the amount held in escrow to recover any losses for which the Buyer is indemnified. The maximum claim under the indemnity in favor of the Buyer is $12,500,000.

            FUTURE DISPOSITION

            Management expects (but cannot assure) that, pursuant to the plan of divestiture, the Company will sell the distribution products segment within the next 60 days. On successful consummation of the second sale as contemplated under the formal plan of divestiture, the Company intends to file as soon as reasonably practicable the required financial statement information and pro forma financial information by amendment to this Form 8-K, but in no event later than 60 days after January 6, 1996.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

      (a)   Financial Statements of the Division

            As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, the Company will by amendment to this Form 8-K no later than 60 days after January 6, 1996 file such financial statements.

      (b)   Pro Forma Financial Information

            As of the date of filing of this Current Report on Form 8-K, the Company has not completed the sale of the distribution products segment under the formal plan of divestiture. Management currently anticipates that the sale of the distribution products segment will likely occur within the next 60 days. Accordingly, it is impracticable for the Company to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b) of Form 8-K, the Company will by amendment to this Form 8-K no later than 60 days after January 6, 1996 file such financial statements.


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(c)      Exhibits

         (i)   Exhibit 2            Plan of divestiture.

         (ii) Exhibit 99     P      Asset Purchase Agreement dated as of
                                    December 16, 1995 among GTI Corporation,
                                    Component Intertechnologies, Inc., and
                                    Component-Ireland Holding Corporation.

                                    This exhibit has been filed on Form SE. In accordance with Rule 201(b) of Regulation S-T, this exhibit will be filed electronically within six business days of the date of this Current Report on Form 8-K.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 5, 1996                        GTI CORPORATION

                                     By:       /s/ Douglas J. Downs
                                              -----------------------------

                                              Douglas J. Downs
                                              Vice President and Chief
                                              Financial Officer
                                              (signing as both
                                               authorized officer
                                               and Chief Financial
                                               Officer)

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